                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 10, 1999



                            KINNARD INVESTMENTS, INC.
             (Exact name of registrant as specified in its charter)


MINNESOTA                              0-9377              41-0972952
(State or other jurisdiction of        (Commission         (IRS Employer
 incorporation or organization)        File No.)           Identification No.)


                             920 Second Avenue South
                          Minneapolis, Minnesota 55402
                    (Address of principal executive offices)

                                 (612) 370-2700
              (Registrant's telephone number, including area code)

Items 1-4.        Not Applicable.

Item 5.           OTHER EVENTS.

         Information contained in a Press Release dated December 10, 1999 is incorporated herein by reference to Exhibit 99.1 attached hereto.


Item 6.           Not Applicable.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(a)-(b)           Not Applicable.

(c)               Exhibits

                  99.1     Press Release, dated December 10, 1999

Items 8.          Not Applicable

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   KINNARD INVESTMENTS, INC.



Dated:  December 16, 1999          By:  /s/ William F. Farley
                                        ----------------------------------------
                                        William F. Farley
                                        Chairman and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit      Description                               Method of Filing
-------      -----------                               ----------------

   99.1      Press Release, dated December 10, 1999    Electronic Transmission